

The LGL Group, Inc.

(AMEX: LGL)

Q3 2012 Earnings Report

November 13, 2012 – 10:00 a.m. ET

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Corporate Snapshot

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

$30 million	TTM annual revenue Sept 30, 2012
Revenue mix	50% outside the U.S.
$5.31	Stock price 11/9/2012
$9.89	52-week high
$14.5 million	market capitalization
$11.0 million	cash and cash equivalents Sept 30, 2012 (1)
$2.1 billion	total annual worldwide market

(1) Available cash of $9.5M, restricted cash of $1.5M related to revolving line of credit

Investment Highlights

LGL's MtronPTI brand serves large B2B OEM clients that provide solutions to: Internet Communications Technology (ICT), Mil/Aero, and Instrumentation

Balanced Demand	• **~50% ICT infrastructure** • **~50% Mil/Aero and Instrumentation**
High Value IP	• **Crystal technology remains core** to precision timing • Low noise oscillator technology • **High frequency filter capability** – RF and Microwave
Enabling Platform	• **Global footprint –** multiple US sites, international sales and supply support • **India manufacturing** provides low cost, even for high performance product
Strong Margins	• **Margin protection** – high performance/high value/high reliability/harsh environment applications • **Long product life cycles** with repeat revenue streams • **Experienced supplier management** drives lower cost structure
Growth Opportunities	• Long-standing relationships with **industry leaders** (across all markets) • **Well positioned to gain share** from shifts to high precision **packet-based timing** and **tunable filters**

Q3 2012 Results

- **$7.3M** revenues
  (24%) down compared to Q3 2011,
  *sequentially **down 3.6%** compared to Q2 2012*

- **24.5%** gross margin
  (3.5) percentage point change compared to Q3 2011
  *sequentially **down 2.0 percentage points** compared to Q2 2012*

- **($0.12)** loss per share; $0.04 lower than Q2 2012

- **$8.7M** backlog at end of Q3 2012, **4% decrease** compared to Q2 2012
  New orders soft for both ICT and Mil/Aero/Instrumentation markets

- **Held all major clients…** ***Increased** position at some*
  Engineering backlog remains active
  Quote activity remains high for Mil/Aero/Instrumentation markets

Business Cycle Factors

Overall weak macroeconomic climate
- major clients and prospects sit on the sidelines
- delay microelectronics expense

Newer technologies (ex. 4G) taking longer to coalesce
- further delaying orders

Key competitors impacted as well
- believe we've held share; gained in some

Strong operating leverage
- close oversight of costs, reduced public company and administrative costs

Financial Snapshot



Quarterly Income Statement Trends
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
$9.2 $10.7 $12.5 $12.4 $11.0 $9.0 $9.7 $9.6 $7.4 $7.2 $7.6 $7.3
31.6% 34.1% 36.3% 37.6% 31.7% 32.6% 31.8% 28.0% 27.9% 22.3% 26.5% 24.5%
6.3% 13.0% 20.6% 18.9% 11.2% 6.4% 7.9% 3.5% -3.0% -9.2% -1.2% -3.2%
Revenue
Gross Margin
EBITDA Margin

Capital Position as of:	9/30/2012	6/30/2012
Total Assets	$ 30.0M	$ 31.4M
Net Working Capital	16.4M	16.9M
Cash-Adjusted Working Capital	7.3M	8.1M
Cash and Cash Equivalents	11.0M	11.9M
Total Debt	1.6M	2.7M
Shareholder's Equity	24.7M	24.9M

- **Reduced line of credit to $1.5M** during Q3 2012; restricted cash also reduced
- **Repurchased 15,000 shares** under current Board authorization during Q3 2012
- Strict working capital management reduced **cash-adjusted working capital by $800K** vs. Q2 2012

Well-positioned for growth

Capital position strong
moving forward to execute on both organic and JV/M&A strategies

Key components in major clients' systems
very "sticky" with high switching costs

Retained all major clients
despite decline in their overall orders

Added new major clients
great promise in 4G worldwide market



Order Backlog
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.0
$14.3
$14.4
$12.0
$10.7
$12.2
$12.1
$9.1
$8.6
$8.9
$9.5
$8.7
-4%
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012

GAAP to Non-GAAP Reconciliation

Reconciliation of earnings before taxes (GAAP) to EBITDA (non-GAAP)

(000's except percentages)	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Revenue	$ 9,201	$ 10,701	$ 12,535	$ 12,397	$ 11,023	$ 9,020	$ 9,646	$ 9,629	$ 7,387	$ 7,174	$ 7,582	$ 7,307
Earnings (loss) before taxes (GAAP)	324	1,094	2,275	2,067	1,042	380	540	91	(444)	(859)	(326)	(461)
Add: interest expense (income)	118	105	112	71	16	12	29	41	27	27	28	23
Add: depreciation and amortization	142	189	192	202	174	187	190	208	199	169	204	203
EBITDA (Non-GAAP)	**$ 584**	**$ 1,388**	**$ 2,579**	**$ 2,340**	**$ 1,232**	**$ 579**	**$ 759**	**$ 340**	**$ (218)**	**$ (663)**	**$ (94)**	**$ (235)**
EBITDA as % of revenue	6.3%	13.0%	20.6%	18.9%	11.2%	6.4%	7.9%	3.5%	-3.0%	-9.2%	-1.2%	-3.2%

Computation of adjusted working capital

(000's)	6/30/2012	9/30/2012
Accounts receivable, net	$ 4,390	$ 4,049
Inventory, net	5,900	5,434
Less: accounts payable	(2,182)	(2,178)
Adjusted working capital	**$ 8,108**	**$ 7,305**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Working through cycle toward growth

– Major clients reporting market softness
– Repeat orders from existing contracts sluggish
– Modest decline in backlog

+ **Solid working capital position, positive cash from operations**: first nine months of 2012
+ Further **improvements to cost structure**
+ **Strong quote activity and design backlog** for engineering

Growth Drivers for 2013

⇨ **Organic growth from new products**: software-defined radio and 4G/LTE

⇨ **India sales opportunities**/operations investments

⇨ IP investments in **modules/subsystems**

⇨ M&A active

Investment Considerations

Strong capital position

Experienced management team

JV/M&A opportunities

~50 years experience

Blue chip clients

Diverse markets

World–class team

Quality certified, low cost worldwide manufacturing

Industry leading technology, reliability, convenience, support









Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(e-mail: ganderson@lglgroup.com)

LaDuane Clifton, Chief Accounting Officer
(e-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000